John Hancock Classic Value Fund (the “fund”)
Supplement dated 11-19-2012 to the current Prospectuses
In the “Fund summary” section, the information under the heading “Portfolio management” is amended as follows to reflect the addition of Benjamin S. Silver, CFA, CPA to the investment management team of the fund:
Benjamin S. Silver, CFA, CPA
Principal, portfolio manager and co-director of research
Joined fund team in October 2012
In the “Fund details — Who’s who” section, the portfolio manager information in the “Subadviser” subsection is amended as follows to reflect the addition of Benjamin S. Silver, CFA, CPA to the investment management team of the fund.
Benjamin S. Silver, CFA, CPA
•	Principal, portfolio manager and co-director of research

•	Joined fund team in October 2012

•	Joined Pzena in 2001

•	Began business career in 1988
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Classic Value Fund (the “fund”)
Supplement dated 11-19-2012 to the current Summary Prospectuses
In the “Fund summary” section, the information under the heading “Portfolio management” is amended as follows to reflect the addition of Benjamin S. Silver, CFA, CPA to the investment management team of the fund:
Benjamin S. Silver, CFA, CPA
Principal, portfolio manager and co-director of research
Joined fund team in October 2012
You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.

John Hancock Capital Series
John Hancock Classic Value Fund (the “Fund”)
Supplement dated 11-19-2012 to the Statement of Additional Information
Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Other Accounts the Portfolio Managers are Managing” subsection has been modified as follows to reflect the addition of Benjamin S. Silver, CFA, CPA to the Fund’s investment management team.
Other Accounts the Portfolio Managers are Managing. The table below indicates information about the accounts over the indicated portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2012 for Mr. Silver. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, pooled separate accounts and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts. Also, shown below the chart, is the indicated portfolio manager’s investment in the Fund that he manages.
Classic Value Fund

Portfolio	Other Accounts Managed by the
Manager Name	Portfolio Manager
Benjamin S. Silver, CFA, CPA	Other Registered Investment Companies: Five (5) funds with total assets of approximately $564.8 million.

Other Pooled Investment Vehicles: Thirty-three accounts with total assets of approximately $487.2 million.

Other Accounts: One hundred twenty-six (126) accounts with total assets of approximately $4.2 billion.
Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the Subadviser receives a fee based on investment performance are listed in the table below.

Other Accounts Managed by the Portfolio
Portfolio	Manager for which the Subadviser Receives a
Manager Name	Performance-Based Fee
Benjamin S. Silver, CFA, CPA	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: Four (4) accounts with total assets of approximately $532.87 million.

As of October 31, 2012, the value of Fund shares owned by Mr. Silver ranged from $100,001 to $500,000.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.